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                                                                 Exhibit 10.17

                           PIMS INDEMNIFICATION LETTER

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
8 Campus Drive
Parsippany, New Jersey 07054

Ladies and Gentlemen:

      In connection with the engagement agreement, dated the date hereof, between Prudential Investment Management Services, LLC ("PIMS") and Heritage Realty Trust, Inc. (the "Company"), the Company agrees to indemnify and hold harmless PIMS and its affiliates, their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents and employees (collectively, "Indemnified Persons" and individually, an "Indemnified Person") from and against any and all actions, claims, suits, proceedings, liabilities, losses, damages and expenses incurred, joint or several (collectively, "Claims"), by any Indemnified Person (including reasonable fees and disbursements of one counsel for PIMS and the Indemnified Persons ) which are related to or arise from PIMS' engagement by the Company under that engagement agreement dated as of the date hereof, including Claims that relate to or arise from any actions taken or omitted to be taken (including any untrue or alleged untrue statements made or any statements omitted or alleged to be omitted) by the Company or which relate to or arise from securities laws or any other law or legal theory, and will reimburse PIMS and any other Indemnified Person for all reasonable costs and expenses (including reasonable fees and disbursements of one counsel for PIMS and the Indemnified Persons), as they are incurred, in connection with investigating, preparing for, providing depositions for, testifying in or defending any such action or claim, formal or informal, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, whether or not PIMS or any Indemnified Person is named as a party thereto and whether or not any liability results therefrom, in each case related to or arising from the foregoing (collectively, "Costs"). Notwithstanding the foregoing, the Company will not, however, be responsible for any Claims or Costs which are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted directly and primarily from PIMS and/or an Indemnified Person's gross negligence or willful misconduct.

      The Company agrees that neither PIMS nor any other Indemnified Person shall have any liability to the Company for or in connection with such engagement except liability for Claims and/or Costs which are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted directly and primarily from PIMS' and/or an Indemnified Person's gross negligence or willful misconduct. Promptly after receipt by an Indemnified Person of notice of any Claim or the commencement of any action that could give rise to Costs, such Indemnified Person will, if a claim in respect thereof is to be made against the Company under this letter agreement, notify the Company thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to any Indemnified
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Person otherwise, unless and to the extent that such omission materially prejudices the Company's ability to defend the same. In case any such action is brought against any Indemnified Person and it notifies the Company of the commencement thereof, the Company will be entitled to participate therein and to assume the defense thereof, with counsel satisfactory to the Company and the Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the Indemnified Person), and after notice from the Company to such Indemnified Person of its election so to assume the defense thereof, the Company will not be liable to such Indemnified Person under this section for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of investigation. The Company shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened action in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person unless such settlement includes an unconditional release of such Indemnified Person from all liability on any claims that are the subject matter of such action. An Indemnified Person shall not be required to give such prior written consent with respect to, and without such consent the Company shall not enter into, any such settlement or compromise that imposes any material obligation on the Indemnified Person or any other Indemnified Person or contains any admission of culpability on the part of PIMS or any Indemnified Person.

      In order to provide for just and equitable contribution, if a demand for indemnification or reimbursement for Claims or Costs is made pursuant to these provisions but is not available for any reason (other than by reason of the gross negligence or wilfull misconduct of PIMS or an Indemnified Person), then the Company, on the one hand, and PIMS, on the other hand, shall contribute to such Claims or Costs for which such indemnification or reimbursement is held unavailable (other than by reason of the gross negligence or wilfull misconduct of PIMS or an Indemnified Person) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and PIMS and/or an Indemnified Person on the other hand, in connection with the transaction or transactions from which the Claims or Costs in question arose. The relative benefits received by the Company, on the one hand, and by PIMS and/or an Indemnified Person, on the other hand, shall be deemed to be in the same proportion as the value (before deducting expenses) of the consideration received by the Company or its shareholders or comparable equity owners, as the case may be, in connection with the transaction or transactions from which the Claims or Costs in question arose bears to the total fees actually received by PIMS and/or an Indemnified Person in connection therewith. If the allocation provided by the foregoing sentence is not permitted by applicable law, then such allocation shall be based not only on such relative benefits determined as aforesaid but also on the relative fault of the Company, on the one hand, and PIMS and/or an Indemnified Person, on the other, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, the parties' relative intents, knowledge, access to information and, if applicable, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by PIMS and/or an
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Indemnified Person, and any other equitable considerations appropriate in the circumstances. Any such contribution shall be subject to the limitation that in any event PIMS' and/or an Indemnified Person' aggregate contribution to all Claims or Costs for which contribution is available hereunder shall not exceed the amount of fees actually received by PIMS pursuant to the particular engagement relating to the transaction or transactions from which the Claims or Costs in question arose.

      The Company hereby consents to personal jurisdiction, service of process and venue in any court in which any Claim which is subject to this Indemnification Agreement is brought against PIMS or any other Indemnified Person.

      EACH OF PIMS AND EACH INDEMNIFIED PERSON AND THE COMPANY (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SHAREHOLDERS) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS INDEMNIFICATION AGREEMENT.

      In connection with PIMS' engagement of even date herewith, PIMS may also be engaged to act for the Company in one or more additional capacities. The terms of any such engagement may be embodied in one or more separate written agreements, and the terms of any indemnification rights shall be addressed in such other agreements.

      The benefits of this Indemnification Agreement shall inure to the respective successors and permitted assigns of the parties hereto and of the Indemnified Persons hereunder and their successors, permitted assigns and representatives, and the obligations and liabilities assumed in this Indemnification Agreement by the parties hereto shall be binding upon their respective successors and permitted assigns. This Indemnification Agreement may not be assigned without the prior written consent of the nonassigning party (or parties).
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      This Indemnification Agreement may not be amended or modified except in a writing signed by the party hereto against which enforcement of this Indemnification Agreement is sought and shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to principles of conflicts of laws.

Very truly yours,

HERITAGE REALTY TRUST, INC.

By: /s/ T C Prendergast
    --------------------------------------
    Name:
    Title:

Accepted and agreed as of the
date first above written:

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC

By:
    --------------------------------------
    Name:
    Title:
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      This Indemnification Agreement may not be amended or modified except in a writing signed by the party hereto against which enforcement of this Indemnification Agreement is sought and shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to principles of conflicts of laws.

Very truly yours,

HERITAGE REALTY TRUST, INC.

By:
    --------------------------------------
    Name:
    Title:

Accepted and agreed as of the
date first above written:

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC

By: /s/ Robert Falzon
    --------------------------------------
    Name:  Robert Falzon
    Title: Vice President